LVIP American Global Growth Fund and LVIP American Global Small Capitalization Fund (each, a “Fund”) Supplement Dated August 31, 2012 to each Fund’s Summary Prospectus Dated April 30, 2012

This Supplement updates certain information in each Fund’s Summary Prospectus. You may obtain copies of each Fund’s Prospectus and Summary Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.LincolnFinancial.com/lvip.

LVIP American Global Growth Fund

Effective September 1, 2012, the following information replaces similar text on Page 4 of the Summary Prospectus:

Portfolio Manager(s) Of Master Fund	Company Title	Experience With Fund
Martin Jacobs	Senior Vice President, Capital World Investors	Since 2009
Steven T. Watson	Senior Vice President, Capital World Investors	Since 2002
Paul A. White	Senior Vice President, Capital World Investors	Since 2004

LVIP American Global Small Capitalization Fund

Effective October 1, 2012, the following information replaces similar text on Page 3 of the Summary Prospectus:

Portfolio Manager(s) Of Master Fund	Company Title	Experience With Fund
Gordon Crawford	Senior Vice President, Capital Research Global Investors	Since 1998
Mark E. Denning	Senior Vice President, Capital Research Global Investors	Since 1998
J. Blair Frank	Senior Vice President, Capital Research Global Investors	Since 2003
Harold H. La	Senior Vice President, Capital Research Global Investors	Since 2008
Kristian Stromsoe	Senior Vice President, Capital Research Global Investors	Since 2012

Please keep this Supplement with your Prospectus and other important records.